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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549


                                   FORM 8-K


              Current Report Pursuant to Section 13 or 15(d) of
                     THE SECURITIES EXCHANGE ACT OF 1934


              Date of Report (Date of earliest event reported):
                                April 24, 1996


                             DEL WEBB CORPORATION
            (Exact name of registrant as specified in its charter)


                         Delaware, 1-4785, 86-0077724
                (State or other jurisdiction of incorporation,
                           Commission File Number,
                     I.R.S. Employer Identification No.)



                             6001 N. 24th Street
                            Phoenix, Arizona 85016
                   (Address of principal executive offices)



                                (602)808-8000
             (Registrant's telephone number, including area code)


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ITEM 5.   OTHER EVENTS

        On April 24, 1996, Del Webb Corporation announced that it will record a special, non-cash pre-tax charge of $65 million in connection with its adoption of a new accounting standard (Statement of Financial Accounting Standards No.
121) that affects the valuation of the Company's Sun City Palm Desert active adult community in the Coachella Valley, near Palm Springs. The special charge will impact net earnings for the quarter ended March 31, 1996 by $42.3 million after tax or $2.35 per share.


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                                  SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                             DEL WEBB CORPORATION

                             By: /s/ ROBERTSON C. JONES
                                 ------------------------------
                                 Robertson C. Jones
                                 Vice President and
                                 General Counsel


Date:  April 24, 1996